UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4435 Waterfront Drive, Suite 300, Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026 at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Accendra Health, Inc. (the “Company”), the shareholders approved the Accendra Health, Inc. Amended and Restated 2023 Omnibus Incentive Plan (the “Amended and Restated 2023 Plan”) which amends and restates the Owens & Minor, Inc. 2023 Omnibus Incentive Plan (as amended as of March 14, 2024). The description of the Amended and Restated 2023 Plan included in the Company's proxy statement filed with the Securities and Exchange Commission on April 2, 2026 is incorporated herein by reference.

Under the terms of the Amended and Restated 2023 Plan, the Board of Directors (the “Board”) has authorized the Our People & Culture Committee of the Board to grant equity and other incentive awards to employees, non-employee directors and consultants. Each equity grant made pursuant thereto will be evidenced by an agreement between the Company and the person named therein.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 14, 2026 at the 2026 Annual Meeting of Shareholders of the Company, the matters described below were voted upon and approved as indicated. There were 76,437,917 shares of common stock entitled to vote at the meeting and 62,134,133 shares were voted in person or by proxy (approximately 81.29% of shares entitled to vote).

(1)	Election of six directors, each for a one-year term, as follows:

				Votes
Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark A. Beck	50,962,576	1,294,183	113,704	9,763,670
Gwendolyn M. Bingham	51,120,827	1,136,584	113,052	9,763,670
Kenneth Gardner-Smith	50,944,000	1,312,205	114,258	9,763,670
Stephen W. Klemash	51,165,959	1,090,992	113,512	9,763,670
Teresa L. Kline	51,189,677	1,068,135	112,651	9,763,670
Edward A. Pesicka	48,760,777	3,497,266	112,420	9,763,670

(2)	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
61,255,312	693,111	185,710	-

(3)	Non-binding advisory vote to approve the compensation of our named executive officers as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
48,137,834	4,098,288	134,341	9,763,670

(4)	Approval of the Accendra Health, Inc. Amended and Restated 2023 Omnibus Incentive Plan as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
50,645,557	1,573,141	151,765	9,763,670

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

Date: May 15, 2026	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary